UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 8, 2012 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado 80538 (Address of principal executive offices, including zip code)

(970) 493-7272 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on May 8, 2012.  The following is a summary of the matters voted on at the meeting together with a presentation of the prelminary voting results for each of the proposals submitted to a vote of the stockholders at the meeting:

1.	The election of three nominees for director to serve three-year terms ending in 2015, as follows:

  Broker                          Other
Nominee                                                       For                     Withheld                            Non-voted                   Non-voted

William A. Aylesworth                          2,462,626                  117,513                                1,974,823                                  53

Robert B. Grieve, Ph.D.                          2,458,397                  121,742                                1,974,823                                  53

Sharon L. Riley                                        2,465,252                  114,886                                1,974,823                                  54

The preliminary voting results indicate that each of Mr. Aylesworth, Dr. Grieve and Ms. Riley have been elected to hold office until the 2015 annual meeting of stockholders and until their respective successors are duly elected and qualified.

2.
The approval of an amendment to our 1997 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder; the preliminary voting results indicate that Proposal 2 was approved by the following votes:

For:                                                   1,379,879

Against:                                           1,088,384

Abstain:                                              111,876

Broker Non-Voted:                          1,974,823

Other Non-Voted :                                       53

3.
The ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for the year ended December 31, 2012; the preliminary voting results indicate that Proposal 3 was approved by the following votes:

For:                                                   4,434,307

Against:                                                65,439

Abstain:                                                40,054

Broker Non-Voted:                                       0

Other Non-Voted :                               15,215

If the final voting results, as certified by the independent inspector of elections, differ from the foregoing preliminary results, we will report the final results in an amendment to this Form 8-K within four business days after such final results are known to us.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION a Delaware corporation

Dated: May 11, 2012	By: /s/ Jason A. Napolitano Jason A. Napolitano Executive Vice President, Chief Financial Officer and Secretary